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                                                                    EXHIBIT 23.2



             (LETTERHEAD OF SINGER, LEWAK, GREENBAUM AND GOLDSTEIN)



               Consent of Independent Certified Public Accountants



We consent to the incorporation by reference in Registration Statement No.33-27930 of Certron Corporation and subsidiary on form S-8 of our report, dated December 15, 1999, appearing in this Annual Report on Form 10-K of Certron Corporation and subsidiary for the year ended December 31,1999.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
January 28, 2002